Consent to Change in Control and First Amendment to Clearing Agreement
     ----------------------------------------------------------------------

       THIS CONSENT TO CHANGE IN CONTROL AND FIRST AMENDMENT TO CLEARING AGREEMENT dated as of September 18, 2001 (this "Amendment"), by and between FIRST CLEARING CORPORATION ("Clearing Firm"); OLYMPIC CASCADE FINANCIAL CORPORATION ("Borrower"); and NATIONAL SECURITIES CORPORATION ("Introducing Firm"), recites and provides.

Recitals.
--------

       1. Clearing Firm and Introducing Firm entered into a Clearing Agreement made as of August 23, 2001 (the "Clearing Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Clearing Agreement. References to Articles and Sections shall be to Articles and Sections of the Clearing Agreement.

       2. Clearing Firm and Introducing Firm subsequently discovered a mutual mistake in the last sentence of subparagraph (xii) of Section K of Article XVII and now desire to correct such mistake as hereinafter provided.

       3. Moreover, the covenant styled "Change In Control" of the Promissory Note prohibits, in pertinent part, the sale, transfer or exchange of more than fifty percent (50%) of the outstanding stock or voting power of or in either Borrower or Introducing Firm in a single transaction or a series of transactions or a material change in the management of Borrower or Introducing Firm, the breach of such covenant being an Event of Default as defined in the Promissory Note.

       4. By Section (7) of Article XV, an Event of Default under the Promissory
Note is an Event of Default under the Clearing Agreement.

       5. Borrower has proposed a "Change in Control" in Borrower as described in the Summary of Proposed Transactions with Lonpac Investment LLC and the Memorandum to National Association of Securities Dealers, Inc. styled "Application for Change of Control of National Securities Corporation," copies of which summary and memorandum are marked Exhibit A and Exhibit B, respectively, and attached hereto as part hereof (the "Proposed Change in Control").

       6. In its capacity as lender under the Promissory Note, Clearing Firm is willing to consent to the Proposed Change in Control in exchange for the correction of the above mistake in the Clearing Agreement, all as hereinafter provided.

       NOW, THEREFORE, for and in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Clearing Firm and Introducing Firm agree as follows.

       1. The last sentence of subparagraph (ii) of Section K of Article XVII is hereby deleted and the following sentence is substituted therefor:

              Notwithstanding the foregoing, if the loan evidenced by the Promissory Note has been paid in full solely by the application of the provisions of the paragraph of the Promissory Note styled "FORGIVENESS OF OBLIGATIONS" and there is no Event of Default under this Agreement when such loan is so paid in full, the
              Clearing Firm shall waive its right to receive any early termination fees under this Agreement which are payable after the date such loan is so paid in full.

       2. Clearing Firm in its capacity as lender under the Promissory Note consents to the Proposed Change in Control; provided, however, that the giving of such consent shall not be deemed to be (a) the consent of the Clearing Firm to any other transaction or event for which consent is required under the Clearing Agreement, the Promissory Note or any of the other Loan Documents (as defined in the Promissory Note) or (b) the waiver by the Clearing Firm of any of its rights under the Clearing Agreement, the Promissory Note or any of such other Loan Documents.

       3. Except as expressly amended by this Amendment, the Clearing Firm and Introducing Firm ratify and confirm the Clearing Agreement and agree that the Clearing Agreement shall remain in full force and effect in accordance with its terms.

       4. Borrower hereby ratifies and confirms the Promissory Note and agrees that the Promissory Note shall remain in full force and effect in accordance with its terms.

         WITNESS the following signatures.

                                           FIRST CLEARING CORPORATION



                                           By:__________________________________
                                               Name:____________________________
                                               Title:___________________________


                                           OLYMPIC CASCADE FINANCIAL CORPORATION



                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            NATIONAL SECURITIES CORPORATION



                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________



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